PRUDENTIAL DEFINED INCOME (“PDI”) VARIABLE ANNUITY

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE of NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated August 15, 2014
To
Prospectuses dated April 28, 2014

This Supplement supersedes the previous Rate Sheet Prospectus Supplement dated July 15, 2014.

This Rate Sheet Prospectus Supplement (this “Supplement”) should be read and retained with the prospectus for the PDI Variable Annuity.  If you would like another copy of the current prospectus, please call us at 1-888-PRU-2888.

We are issuing this Supplement to provide the Income Growth Rate and Income Percentages that we are currently offering. This Supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement(s), and must be used in conjunction with an effective PDI Prospectus. We also modify your Annuity Prospectus as it relates to the filing of Rate Sheet Prospectus Supplements as follows: “The Income Growth Rate and Income Percentages that are used to determine the Guaranteed Income Amount are disclosed in a prospectus supplement that is filed at least monthly.”

The rates below apply for applications signed between August 15, 2014 and September 14, 2014.

The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after

September 15, 2014.  Also, it is possible for a new Rate Sheet Prospectus Supplement to be filed prior to September 14, 2014, which would supersede this Supplement. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

Income Growth Rate:

5.50%

Income Percentages

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

Please note:  In order for you to receive the Income Growth Rate and Income Percentages reflected above, your application must be signed within the time period disclosed above. From the date you sign your application, we must also receive your application in Good Order within 15 calendar days, and the annuity must be funded within 45 calendar days. If these conditions are not met, and you decide to proceed with the purchase of the annuity, additional paperwork will be required to issue the contract with the applicable rates in effect at that time.

Subject to the rules stated above, it is important to note that if either (1) the Income Growth Rate; and/or (2) the Income Percentages (collectively the “set of rates”) that we are currently offering on the Issue Date is higher than the set of rates we were offering on the date you signed your application and neither the Income Growth Rate nor any Income Percentages have decreased, you will receive that higher set of rates.  If any rates have decreased when we compare the set of rates that we were offering on the day you signed your application to the set of rates that we are offering on Issue Date, your contract will be issued with the set of rates that were in effect on the day you signed your application.

ADVANCED SERIES TRUST
Supplement dated April 28, 2014 to the
Prospectus and Statement of Additional Information (“SAI”), dated April 28, 2014

PRUDENTIAL DEFINED INCOME (“PDI”) VARIABLE ANNUITY

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE of NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
Supplement, dated April 28, 2014,
to Prospectuses dated April 28, 2014

This supplement should be read in conjunction with your Advanced Series Trust (the “Trust”) Prospectus and SAI and Annuity Prospectus and should be retained for future reference.  This supplement is intended to update certain information in the Annuity Prospectus you own and is not intended to be a prospectus or offer for any other Annuity that you do not own.  Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and SAI.

We are issuing this supplement to reflect a change in the net annual portfolio operating expenses for the AST Multi-Sector Fixed Income Portfolio from 0.87% to 0.83%. This change is a result of a contractual cap on the total annual portfolio operating expense which was agreed to by the Investment Managers and the Trust’s Board of Trustees and may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Trust’s Board of Trustees.

The “Total Annual Underlying Portfolio Operating Expense” table in the Annuity Prospectus is replaced by the following:

TOTAL ANNUAL UNDERLYING PORTFOLIO OPERATING EXPENSES
(as a percentage of the average net assets of the underlying Portfolio)

For the year ended December 31, 2013

Management Fees	Other Expenses	Distribution (12b-1) Fees	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Portfolio Operating Expenses
0.69%	0.08%	0.10%	0.87%	-0.04%	0.83%

The table in the Trust Prospectus entitled “Annual Portfolio Operating Expenses” is correspondingly revised to reflect the contractual expense cap.  The Trust’s SAI is revised to reflect and incorporate the contractual expense cap.

If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
RTPDI0814